Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

(the “Fund”)

Supplement dated March 7, 2019 to the
Currently Effective Statutory Prospectus of the Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors of the Fund recently approved the revision of the Fund’s investment guidelines with respect to non-US Government-related securities. As a result, effective March 7, 2019, the Fund’s Prospectus is amended as set forth below.

In the section of the Prospectus entitled “More about the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks,” the following is added to the “Non-Principal Strategies: Investment Limits” table:

Non-Principal Strategies: Investment Limits
■ Non-US Government-related securities: Up to 10% of the Fund’s investable assets

LR1176